                                                                    EXHIBIT 10.1


                                                                  CONFORMED COPY


                                    AMENDMENT No. 1 dated as of September 23,
                           2002 (this "Amendment"), to the Credit Agreement dated as of January 25, 2001 (the "Credit Agreement"), among Oil States International, Inc., a Delaware corporation (the "U.S. Borrower"), PTI Group Inc., a corporation amalgamated under the laws of the Province of Alberta (the "Canadian Borrower" and, together with the U.S. Borrower, the "Borrowers"), the lenders party thereto from time to time (the "Lenders"), Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as U.S. collateral agent (in such capacity, the "U.S. Collateral Agent") for the Lenders, and Credit Suisse First Boston (formerly, "Credit Suisse First Boston Canada"), a bank organized under the laws of Canada ("CSFBC"), as administrative agent (in such capacity, the "Canadian Administrative Agent") for the Canadian Lenders, and as Canadian collateral agent (in such capacity, the "Canadian Collateral Agent") for the Canadian Lenders. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrowers.

         B. The Borrowers have informed the Administrative Agent that the U.S. Borrower intends to consummate a highly confidential transaction (the "Proposed Acquisition"), pursuant to which a Subsidiary of the U.S. Borrower will acquire all the Equity Interests of certain persons.

         C. The Borrowers have also informed the Administrative Agent that the Proposed Acquisition is likely to exceed the U.S.$25,000,000 and U.S.$75,000,000 baskets provided for in Section 6.04(i) of the Credit Agreement, but that otherwise the Proposed Acquisition would constitute a Permitted Acquisition.

         D. The Borrowers have requested that the Required Lenders agree to amend (a) the definition of the term "Consolidated Net Tangible Assets" and (b)
Section 6.04(i) of the Credit Agreement in order to permit the consummation of the Proposed Acquisition, as provided herein.

         E. The Required Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions herein contained.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment. (a) The definition of the term "Consolidated Net Tangible Assets" is hereby amended by (i) deleting the period at the end therefrom and (ii) substituting therefor the words "; provided, however, that Consolidated Net Tangible Assets shall not be reduced by the amount of goodwill (to the extent the aggregate amount thereof is not in excess of U.S.$55,000,000) associated with all Permitted Acquisitions consummated after June 30, 2002 through January 25, 2004."

         (b) Section 6.04(i) of the Credit Agreement is hereby amended by (a) deleting from clause (iv) thereof the figure "U.S.$25,000,000" and replacing such figure with "U.S.$35,000,000" and

(b) deleting from clause (v) thereof the figure "U.S.$75,000,000" and replacing such figure with "U.S.$125,000,000".

         SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders, the Administrative Agents, the Issuing Bank and the Collateral Agents that after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, (b) no Default or Event of Default has occurred and is continuing, and (c) the Proposed Acquisition constitutes a Permitted Acquisition.

         SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, the Guarantors and the Required Lenders and (b) the Amendment Fees (as defined below).

         SECTION 4. Amendment Fees. The Borrowers agree to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) by such Lender's close of business on September 20, 2002 (the "Return Date"), an amendment fee (the "Amendment Fee", collectively, the "Amendment Fees") in an amount equal to 0.125% of such Lender's Commitments (whether used or unused) as of the Return Date. The Amendment Fee shall be payable in immediately available U.S. dollars on the Amendment Effective Date. Once paid, the Amendment Fees shall not be refundable.

         SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agents or the Administrative Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 9. Expenses. The Borrowers agree to reimburse the Administrative Agents for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of U.S. counsel for the Administrative Agents.

         SECTION 10. Acknowledgment of Guarantors. Each of the Subsidiary Guarantors listed on Annex I hereto and PTI Holdco Sub hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                  OIL STATES INTERNATIONAL, INC.,

                                  by   /s/ Cindy B. Taylor
                                     -------------------------------------------
                                     Name:  Cindy B. Taylor
                                     Title: Senior Vice President and
                                            Chief Financial Officer


                                  PTI GROUP INC.,

                                  by    /s/ Cindy B. Taylor
                                     -------------------------------------------
                                     Name:  Cindy B. Taylor
                                     Title: Senior Vice President and
                                            Chief Financial Officer

                                  by
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE SUBSIDIARY GUARANTORS
                                  LISTED ON ANNEX I HERETO,

                                  by    /s/ Cindy B. Taylor
                                     -------------------------------------------
                                     Name:  Cindy B. Taylor
                                     Title: Senior Vice President and
                                            Chief Financial Officer


                                  892493 ALBERTA INC.,

                                  by     /s/ Cindy B. Taylor
                                     -------------------------------------------
                                     Name:  Cindy B. Taylor
                                     Title: Senior Vice President and
                                            Chief Financial Officer


                                  CREDIT SUISSE FIRST BOSTON,
                                  individually and as Administrative Agent,

                                  by    /s/ James P. Moran
                                     -------------------------------------------
                                     Name:  James P. Moran
                                     Title: Director

                                  by    /s/ Ian W. Nalitt
                                     -------------------------------------------
                                     Name:  Ian W. Nalitt
                                     Title: Associate

                                  CREDIT SUISSE FIRST BOSTON,
                                  individually and as Canadian
                                  Administrative Agent,

                                  by   /s/ Alain Daoust
                                     -------------------------------------------
                                     Name:  Alain Daoust
                                     Title: Director

                                  by   /s/ Peter Chauvin
                                     -------------------------------------------
                                     Name:  Peter Chauvin
                                     Title: Vice President

                                  SIGNATURE PAGE TO AMENDMENT NO. 1,
                                  DATED AS OF SEPTEMBER 23, 2002,
                                  TO THE OIL STATES INTERNATIONAL, INC.
                                  CREDIT AGREEMENT DATED AS OF
                                  JANUARY 25, 2001






                                  Name of Lender: The Bank of Nova Scotia


                                  by: /s/ N. Bell
                                      ------------------------------------------
                                      Name:  N. Bell
                                      Title: Senior Manager

                                  SIGNATURE PAGE TO AMENDMENT NO. 1,
                                  DATED AS OF SEPTEMBER 23, 2002,
                                  TO THE OIL STATES INTERNATIONAL, INC.
                                  CREDIT AGREEMENT DATED AS OF
                                  JANUARY 25, 2001






                                  Name of Lender: The Bank of Nova Scotia


                                  by: /s/ Richard D. Lee
                                      ------------------------------------------
                                      Name:  Richard D. Lee
                                      Title: Managing Director

                                  SIGNATURE PAGE TO AMENDMENT NO. 1,
                                  DATED AS OF SEPTEMBER 23, 2002,
                                  TO THE OIL STATES INTERNATIONAL, INC.
                                  CREDIT AGREEMENT DATED AS OF
                                  JANUARY 25, 2001






                                  Name of Lender: Bank of Scotland


                                  by: /s/ Joseph Fratus
                                      ------------------------------------------
                                      Name:  Joseph Fratus
                                      Title: First Vice President

                                  SIGNATURE PAGE TO AMENDMENT NO. 1,
                                  DATED AS OF SEPTEMBER 23, 2002,
                                  TO THE OIL STATES INTERNATIONAL, INC.
                                  CREDIT AGREEMENT DATED AS OF
                                  JANUARY 25, 2001






                                  Name of Lender: Hibernia National Bank


                                  by: /s/ Stephen H. Birnbaum
                                      ------------------------------------------
                                      Name:  Stephen H. Birnbaum
                                      Title: Vice President

                                  SIGNATURE PAGE TO AMENDMENT NO. 1,
                                  DATED AS OF SEPTEMBER 23, 2002,
                                  TO THE OIL STATES INTERNATIONAL, INC.
                                  CREDIT AGREEMENT DATED AS OF
                                  JANUARY 25, 2001






                                  Name of Lender: Royal Bank of Canada


                                  by: /s/ Lorne Gartner
                                      ------------------------------------------
                                      Name:  Lorne Gartner
                                      Title: Vice President

                                  SIGNATURE PAGE TO AMENDMENT NO. 1,
                                  DATED AS OF SEPTEMBER 23, 2002,
                                  TO THE OIL STATES INTERNATIONAL, INC.
                                  CREDIT AGREEMENT DATED AS OF
                                  JANUARY 25, 2001






                                  Name of Lender: Southwest Bank of Texas, N.A.


                                  by: /s/ Ross Bartley
                                      ------------------------------------------
                                      Name:  Ross Bartley
                                      Title: Assistant Vice President

                                  SIGNATURE PAGE TO AMENDMENT NO. 1,
                                  DATED AS OF SEPTEMBER 23, 2002,
                                  TO THE OIL STATES INTERNATIONAL, INC.
                                  CREDIT AGREEMENT DATED AS OF
                                  JANUARY 25, 2001






                                  Name of Lender: Wells Fargo Bank Texas, N.A.


                                  by: /s/ Lance Reynolds
                                      ------------------------------------------
                                      Name:  Lance Reynolds
                                      Title: Relationship Manager

                                                                         ANNEX I

                             SUBSIDIARY GUARANTORS


U.S. Subsidiary Guarantors
--------------------------

A-Z Terminal Corporation
Barlow-Hunt, Inc.
Capstar Drilling, L.P.
Capstar Drilling GP, L.L.C.
Capstar Drilling LP, L.L.C.
Crown Camp Services Inc.
General Marine Leasing Inc.
HWC Energy Services, Inc.
HWC Holdings, Inc.
HWC Limited
Hydraulic Well Control, Inc.
Oil States Industries, Inc.
Oil States Skagit SMATCO, LLC
Sooner Holding Company
Sooner Inc.
Sooner Pipe Inc.
Specialty Rental Tools & Supply, L.P.

Canadian Subsidiary Guarantors
------------------------------

Crown Camp Services, Ltd.
Diamond Resource Services Ltd.
PTI Camp Installations Ltd.
PTI International Ltd.
Travco Industrial Housing Ltd.